Goodwill and Inatangible Assets	6 Months Ended
Jun. 30, 2024
Goodwill and Inatangible Assets [Abstract]
GOODWILL AND INATANGIBLE ASSETS

NOTE 5 - GOODWILL AND INATANGIBLE ASSETS

A.	Details of the Company’s Intangible assets:

	June 30,	December 31,
	2024	2023
	Unaudited	Audited
	USD in thousands

Technology	7,067	8,042
Customer relationship	4,178	4,601
Patent	104	100
Brand name	-	6,043
Goodwill	6,174	8,550
Intangible assets, net	17,523	27,336

B.	Changes during the period:

A.	On January 25, 2024, Jeffs’ Brands entered into a private placement transaction with certain institutional investors for aggregate gross proceeds of approximately USD 7,275 thousand. The Company did not participate in the private placement and as a result its holdings in Jeffs’ Brands decreased to 13.37% of Jeffs’ Brands issued and outstanding share capital, which resulted deconsolidation and resulted loss of control in Jeffs’ Brands as of January 28, 2024. As a result, the brand name and the goodwill related to Jeffs’ Brands were deconsolidated as of such date.

B.	As of June 30, 2024, the Group identified indicators of impairment of the online advertising and internet traffic routing reporting unit. As a result, the Group performed an impairment test which included a quantitative analysis of the fair value of the reporting unit. The fair value was estimated using the income approach, which is based on the present value of the future cash flows attributable to the reporting unit. The Group compared the fair value of the reporting unit to its carrying amount. As the carrying amount exceeded the fair value, the Group recognized an impairment loss of USD 1,802 thousand in the consolidated statements of income/loss and other comprehensive income/loss, which was driven mainly due to a decrease in the cash flow projections.